                                                                 Exhibit (10)(b)

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                               POWERS OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints each of Thomas F. English, Karen E. Dann, Robert J. Hebron, Mario W. Lazzaro, Jr., Edward P. Linder, Catherine A. Marrion, Corey B. Multer, Linda M. Reimer and Irwin Silber as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation MFA Separate Account - II (File Number 002-86084) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.



----------------------------------          -----------------------------------
       Scott L. Berlin                                  John R. Meyer



/s/ Christopher O. Blunt
----------------------------------          -----------------------------------
      Christopher O. Blunt                          Angelo J. Scialabba



----------------------------------          -----------------------------------
       Frank M. Boccio                                Arthur H. Seter



----------------------------------          -----------------------------------
        Solomon Goldfinger                            Michael E. Sproule



----------------------------------          -----------------------------------
       Theodore A. Mathas                            Joel M. Steinberg



                                            -----------------------------------
                                                      Seymour Sternberg




                                                     Dated: March 25, 2008